UBS Series Funds

Prospectus Supplement  |  December 31, 2019

Supplement to the Prospectus relating to Class A and Class P shares (the “Class A/P Prospectus”) dated August 28, 2019, as supplemented

Includes:

•	UBS Ultra Short Income Fund

Dear Investor:

The purpose of this supplement is to update certain information contained in the Class A/P Prospectus for UBS Ultra Short Income Fund (the “fund”) regarding waivers of the minimum investment amount for investors of Class P shares. These disclosure changes will become effective on January 1, 2020.

The Class A/P Prospectus is hereby supplemented as shown below.

The section captioned “Managing your fund account” and sub-captioned “Class P shares” on page 19 of the Class A/P Prospectus is revised by adding the following to the last bullet point of that section:

UBS AM (US) may reduce or waive, by agreement or otherwise, any minimum investment amount applicable to investors transacting in Class P shares on these platforms.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1039